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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 20, 2001



                              AGL RESOURCES INC.
            (Exact name of registrant as specified in its charter)


          Georgia                       1-14174                       58-2210952
(State or other jurisdiction    (Commission File Number)    (IRS Employer Identification No.)
     of incorporation)



                        817 West Peachtree Street, N.W.
                                  10th  Floor
                            Atlanta, Georgia  30308
         (Address of principal executive offices, including zip code)

                                 404-584-9470
             (Registrant's telephone number, including area code)


                                Not applicable
         (Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits
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     Exhibit No.    Description
     ----------     -----------

     99.1        Press Release dated September 21, 2001

Item 8.  Change in Fiscal Year.

      On September 20, 2001, the Board of Directors of the registrant determined to change the registrant's fiscal year end from September 30 to December 31, effective immediately. The registrant will file an Annual Report on Form 10-K with the Securities and Exchange Commission with regard to the 12 month fiscal year ending September 30, 2001 and will file a Quarterly Report on Form 10-Q with the Securities and Exchange Commission with regard to the three month transition period ending December 31, 2001. Additional information with regard to the foregoing is contained in the press release attached hereto as Exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AGL RESOURCES INC.
                                     (Registrant)


Date: September 21, 2001             By:  /s/ Richard T. O'Brien
                                          ----------------------
                                          Richard T. O'Brien
                                          Executive Vice President and
                                          Chief Financial Officer
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                               INDEX TO EXHIBITS
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Exhibit                Description
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99.1       Press Release dated September 21, 2001